SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

January 4, 2012

Date of Report (Date of earliest event reported)

RARUS MINERALS INC.

(Exact name of small business issuer as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	333-168925 (Commission File Number)	27-3015109 (IRS Employer Identification Number)
2850 W. Horizon Ridge Parkway, Suite 200 Henderson, Nevada 89052 (Address of principal executive offices)
Phone: (702) 430-4610 Fax: (702) 430-4501 (Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      .  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

SECTION 8 – OTHER EVENTS

Item 8.01 Other Events

On January 4, 2012, the Board of Directors of Rarus Minerals Inc., a Nevada corporation (the “Company”), authorized cancellation of the Pilot Peak Agreement which the Company had entered on June 24, 2011. To effect the cancellation notice was provided to Mr. Steven Van Ert and Mr. Noel Cousins (the "Vendors") and ownership of all exploration and mineral rights to the Pilot Peak Property have now reverted to the Vendors.

This cancellation releases the Company from future property payment cash installment commitments under the Pilot Peak Agreement totaling $877,000 over the next four years.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RARUS MINERALS INC.

/s/ Manfred Ruf

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Manfred Ruf,

President and CEO

Dated:  January 6, 2012